                                                                    Exhibit 99.1


                                  CERTIFICATION


     In connection with the Quarterly Report of Woodworkers Warehouse, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended August 24, 2002 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, WALTER S. SPOKOWSKI, President and Chief Executive Officer of the Company, certify that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  October 8, 2002                  By: /s/ Walter S. Spokowski
                                         ---------------------------
                                         Walter S. Spokowski,
                                         President and Chief Executive Officer


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